101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DECLARES DISTRIBUTION

AND DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, January 2, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	January 4, 2018	December 29, 2017	January 9, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	December 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.022	19.3%	$0.429	31.7%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.051	45.2%	0.326	24.0%
Net Realized Long-Term Capital Gains	0.040	35.5%	0.319	23.5%
Return of Capital (or other Capital Source)	—	0.0%	0.282	20.8%

Total Distribution	$0.113	100.0%	$1.356	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 29, 2017
Average Annual Total Return on NAV for the 5-year period (2)	8.64%
Current Fiscal YTD Annualized Distribution Rate (3)	10.39%
YTD Cumulative Total Return on NAV (4)	19.02%
YTD Cumulative Distribution Rate (5)	10.39%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe. The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Virtus Global Dividend & Income Fund Inc. - 3

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies.

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DECLARES DISTRIBUTION

AND DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, February 1, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	February 9, 2018	February 12, 2018	February 20, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	January 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.011	10.0%	$0.011	10.0%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.102	90.0%	0.102	90.0%

Total Distribution	$0.113	100.0%	$0.113	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2018
Average Annual Total Return on NAV for the 5-year period (2)	7.31%
Current Fiscal YTD Annualized Distribution Rate (3)	10.79%
YTD Cumulative Total Return on NAV (4)	-2.83%
YTD Cumulative Distribution Rate (5)	0.90%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe. The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Virtus Global Dividend & Income Fund Inc. - 3

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies.

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DECLARES DISTRIBUTION

AND DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, March 1, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	March 9, 2018	March 12, 2018	March 19, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	February 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.045	39.6%	0.056	24.8%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.068	60.4%	0.170	75.2%

Total Distribution	$0.113	100.0%	$0.226	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 28, 2018
Average Annual Total Return on NAV for the 5-year period (2)	5.22%
Current Fiscal YTD Annualized Distribution Rate (3)	12.00%
YTD Cumulative Total Return on NAV (4)	-11.79%
YTD Cumulative Distribution Rate (5)	2.00%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe. The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Virtus Global Dividend & Income Fund Inc. - 3

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies.

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DECLARES DISTRIBUTION

AND DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, April 3, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	April 11, 2018	April 12, 2018	April 19, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	March 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.058	51.0%	$0.114	33.5%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.055	49.0%	0.225	66.5%

Total Distribution	$0.113	100.0%	$0.339	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 29, 2018
Average Annual Total Return on NAV for the 5-year period (2)	4.64%
Current Fiscal YTD Annualized Distribution Rate (3)	12.18%
YTD Cumulative Total Return on NAV (4)	-12.23%
YTD Cumulative Distribution Rate (5)	3.05%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe. The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Virtus Global Dividend & Income Fund Inc. - 3

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies.

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DECLARES DISTRIBUTION

AND DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, May 2, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	May 10, 2018	May 11, 2018	May 18, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	April 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.044	39.2%	$0.158	34.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.069	60.8%	0.294	65.1%

Total Distribution	$0.113	100.0%	$0.452	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 30, 2018
Average Annual Total Return on NAV for the 5-year period (2)	4.66%
Current Fiscal YTD Annualized Distribution Rate (3)	12.19%
YTD Cumulative Total Return on NAV (4)	-11.40%
YTD Cumulative Distribution Rate (5)	4.06%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe. The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Virtus Global Dividend & Income Fund Inc. - 3

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies.

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark.

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